Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 1999-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1999-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) June 28, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1999-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1999-A on June 17, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on June 17, 2002 on the Series 1999-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Date: June 28, 2002



I.  ORIGINAL DEAL PARAMETERS

    (A) Initial Pool Principal Balance                                                           $ 180,036,224.65
    (B) Initial Certificates Principal Balance                                                   $ 175,534,000.00
        (i)  Initial Class A-1   Certificate Principal Balance       $ 35,000,000.00
                                 Certificate Amount Percentage                                          19.44%
                                 Certificate Pass-through Rate                                           5.83%
        (ii) Initial Class A-2   Certificate Principal Balance       $ 31,000,000.00
                                 Certificate Amount Percentage                                          17.22%
                                 Certificate Pass-through Rate                                           5.80%
        (iii)Initial Class A-3   Certificate Principal Balance       $ 22,000,000.00
                                 Certificate Amount Percentage                                          12.22%
                                 Certificate Pass-through Rate                                           5.98%
        (iv) Initial Class A-4   Certificate Principal Balance       $ 34,000,000.00
                                 Certificate Amount Percentage                                          18.89%
                                 Certificate Pass-through Rate                                           6.48%
        (v)  Initial Class A-5   Certificate Principal Balance       $ 14,375,000.00
                                 Certificate Amount Percentage                                           7.98%
                                 Certificate Pass-through Rate                                           6.70%
        (vi) Initial Class M-1   Certificate Principal Balance       $ 13,503,000.00
                                 Certificate Amount Percentage                                           7.50%
                                 Certificate Pass-through Rate                                           6.79%
        (vii)Initial Class M-2   Certificate Principal Balance        $ 9,002,000.00
                                 Certificate Amount Percentage                                           5.00%
                                 Certificate Pass-through Rate                                           7.67%
        (viiiInitial Class B-1   Certificate Principal Balance        $ 8,552,000.00
                                 Certificate Amount Percentage                                           4.75%
                                 Certificate Pass-through Rate                                           8.50%
        (ix) Initial Class B-2   Certificate Principal Balance        $ 8,102,000.00
                                 Certificate Amount Percentage                                           4.50%
                                 Certificate Pass-through Rate                                           8.50%

    (C) Initial Weighted Average Coupon (WAC)                                                            9.96%
    (D) Initial Weighted Average Original Maturity (WAOM)                                               316.00 months
    (E) Initial Weighted Average Remaining Maturity (WAM)                                               315.00 months
    (F) Initial Number of Receivables                                                                    4,678
    (G) Servicing Fee Rate                                                                               1.00%
    (H) Credit Enhancement
        (i)  Reserve Fund Initial Deposit Percentage                                                     0.00%
        (ii) Reserve Fund Target %                                                                       0.00%
        (iii)Target Overcollateralization Percentage Prior to Crossover Date                             4.75%
        (iv) Target Overcollateralization Percentage After Crossover Date                                8.31%
        (v)  Target Overcollateralization Floor                                                          1.25%
        (vi) Target Credit Enhancement % Prior to Crossover Date                                         4.75%
        (vii)Target Credit Enhancement % After Crossover Date                                            8.31%
        (viiiTarget Credit Enhancement Floor                                                             1.25%
        (ix) Target Credit Enhancement Amount                                                    $ 8,551,720.67
    (I) Crossover Date Tests
             Earliest Crossover Date                                                                  Feb-2004
             Percent of Initial Suboridnation Percentage                                               190.00%
    (J) Class B-2 Floor Percentage (of Initial Pool Balance)                                             0.75%

II. CURRENT PORTFOLIO INFORMATION

    (A) Beginning Pool Schedule Balance                                                          $ 127,274,380.83
    (B) Beginning Pool Factor                                                                       70.693762%
    (C) Ending Pool Schedule Balance                                                             $ 124,816,228.00
    (D) Ending Pool Factor                                                                          69.328397%
    (E) Ending Total Certificate Balance (after Current Distributions)                           $ 124,816,228.00
    (F) Current Overcollateralization Amount (after Current Distributions)                                 $ -
    (G) Weighted Average Coupon (WAC)                                                                    9.82%
    (H) Weighted Average Remaining Maturity (WAM)                                                       282.17 months
    (I) Ending Number of Receivables                                                                     3,318


III.COLLECTION CALCULATIONS

    (A) Interest

        (i)  Scheduled Interest Collections durring Current Period                                  854,957.76
        (ii) Paid Ahead Interest Collections applied to Current Period                               16,848.42
        (iii)Net Servicer Advance                                                                    97,385.03
        (iv) Liquidation Proceeds Attributable to Interest                                           70,226.40
        (v)  Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)              0.00
        (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                         0.00
        (vii)Recoveries on Previously Liquidated Contracts                                           18,843.88
                                                                                                 --------------
        (viiiTotal Interest Amount Available for Distribution                                     1,058,261.49

    (B) Principal

        (i)  Scheduled Principal Collections                                                        176,253.90
        (ii) Full and Partial Principal Prepayments                                                 177,148.02
        (iii)Paid Ahead Principal Collections Applied to Current Period                               3,001.44
        (iv) Net Servicer Advance                                                                    10,840.50
        (v)  Liquidation Proceeds Attributable to Principal                                         286,705.15
        (vi) Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                 0.00
        (vii)Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                            0.00
        (viiiOther Principal Amounts                                                                      0.00
                                                                                                 --------------
        (ix) Total Principal Amount Available for Distribution                                      653,949.01


IV. DISTRIBUTION CALCULATIONS

    (A)      Total Interest Available for Distribution                                            1,058,261.49
    (B)      Total Principal Available for Distribution                                             653,949.01
    (C)      Reserve Fund Draw Amount Required                                                            0.00
    (D)      Draw on Letter of Credit for Interest Distribution                                           0.00
             Less:
             Monthly Servicing Fee                                                                  106,061.98
             Reimbursement to Servicer for Liquidation Expense                                        1,088.63
             Late Payment Fees, Extension Fees and Other Permitted Fees                                   0.00
             Other Permitted Withdrawals from Certificate Account                                         0.00
                                                                                                 --------------
             Available Distribution Amount                                                        1,605,059.89

             Interest Accrual Period                                                                        30 days

             Total Interest Amount Due                                                              708,835.81
             Total Interest Distribution Amount                                                     708,835.81

             Amount Available for Principal Distribution Amount                                     896,224.08
             Principal Distribution Calculation:
             Total Principal Amount Available for Distribution                                      653,949.01
             Principal Loss on Liquidated Assets                                                  1,804,203.82
                                                                                                 --------------
               Principal Distribution Due                                                         2,458,152.83
             Principal Distribution Shortfall Carryover Amount (Current Period)                           0.00
             Accelerated Principal Distribution Amount for Current Period                                 0.00
                                                                                                 --------------
             Total Principal Amount to be Distributed                                             2,458,152.83

             Draw on Letter of Credit for Principal Distribution                                  1,561,928.75
             Excess Interest                                                                        243,363.70
             Reserve Account Deposit                                                                      0.00
             Reserve Account Release                                                                      0.00
             Class X Distribution Amount                                                                  0.00
             Class R Distribution Amount                                                                  0.00


V.  SERVICER ADVANCE

    (A) Interest
        (i)       Beginning Advance                                                               5,720,998.09
        (ii)      Monthly Servicer Advance (Reimbursement)                                           97,385.03
                                                                                                 --------------
        (iii)     Ending Advance Balance                                                          5,818,383.12

    (B) Principal
        (i)       Beginning Advance                                                                 681,932.74
        (ii)      Monthly Servicer Advance (Reimbursement)                                           10,840.50
                                                                                                 --------------
        (iii)     Ending Advance Balance                                                            692,773.24

    (C) Total Servicer Advance
        (i)       Beginning Advance                                                               6,402,930.83
        (ii)      Monthly Servicer Advance (Reimbursement)                                          108,225.53
                                                                                                 --------------
        (iii)     Ending Advance Balance                                                          6,511,156.36

VI. CREDIT ENHANCEMENT

    (A) Overcollateralization

        (I)  Target Overcollaterallization Amount                                                 8,551,720.67
        (ii) Beginning Balance                                                                            0.00
        (iii)Write Down for Certificate Distributions                                                     0.00
        (iv) Overcollaterallization Addition Amount                                                       0.00
        (v)  Overcollaterallization Reduction Amount                                                      0.00
        (vi) Ending Balance                                                                               0.00

    (B) Reserve Fund (if applicable)

        (i)  Required Reserve Fund Balance                                                                0.00
        (ii) Beginning Reserve Fund Balance                                                               0.00
        (iii)Draws for Certificate Distributions                                                          0.00
        (iv) Excess Interest Deposited                                                                    0.00
        (v)  Reserve Fund Release                                                                         0.00
        (vi) Ending Reserve Fund Balance                                                                  0.00

    (C) Letter of Credit (if applicable)
        (i)  Beginning LC Balance                                                                17,975,595.91
        (ii) Draw on LC for Interest Distribution                                                    0.00
        (iii)Draw on LC for Principal Distribution                                                1,561,928.75
             Ending Balance                                                                      16,413,667.16


VII.CERTIFICATE DISTRIBUTIONS

    (A) Senior Certificates - Interest

        (i)  Class A-1
                                 Pass-Through Rate                                                       5.83%
                                 Beginning Carryover Interest                                              $ -
                                 Current Interest Accrual                                                  $ -
                                 Current Carryover Interest Accrual                                        $ -
                                 Interest Paid                                                             $ -
                                 Ending Carryover Balance                                                  $ -
                                 Interest Paid Per $1000                                                   $ -

        (ii) Class A-2
                                 Pass-Through Rate                                                       5.80%
                                 Beginning Carryover Interest                                              $ -
                                 Current Interest Accrual                                         $ 105,980.07
                                 Current Carryover Interest Accrual                                        $ -
                                 Interest Paid                                                    $ 105,980.07
                                 Ending Carryover Balance                                                  $ -
                                 Interest Paid Per $1000                                                $ 3.42

        (iii)Class A-3
                                 Pass-Through Rate                                                       5.98%
                                 Beginning Carryover Interest                                              $ -
                                 Current Interest Accrual                                         $ 103,081.90
                                 Current Carryover Interest Accrual                                        $ -
                                 Interest Paid                                                    $ 103,081.90
                                 Ending Carryover Balance                                                  $ -
                                 Interest Paid Per $1000                                                $ 4.69

        (iv) Class A-4
                                 Pass-Through Rate                                                       6.48%
                                 Beginning Carryover Interest                                              $ -
                                 Current Interest Accrual                                         $ 172,495.28
                                 Current Carryover Interest Accrual                                        $ -
                                 Interest Paid                                                    $ 172,495.28
                                 Ending Carryover Balance                                                  $ -
                                 Interest Paid Per $1000                                                $ 5.07

        (v)  Class A-5
                                 Pass-Through Rate                                                       6.70%
                                 Beginning Carryover Interest                                              $ -
                                 Current Interest Accrual                                          $ 75,464.24
                                 Current Carryover Interest Accrual                                        $ -
                                 Interest Paid                                                     $ 75,464.24
                                 Ending Carryover Balance                                                  $ -
                                 Interest Paid Per $1000                                                $ 5.25

    (B) Subordinate Certificates - Interest

        (i)  Class M1
                                 Pass-Through Rate                                                       6.79%
                                 Beginning Carryover Interest                                              $ -
                                 Current Interest Accrual                                          $ 76,348.21
                                 Current Carryover Interest Accrual                                        $ -
                                 Interest Paid                                                     $ 76,348.21
                                 Ending Carryover Balance                                                  $ -
                                 Beginning Carryover Writedown Interest                                    $ -
                                 Current Writedown Interest                                                $ -
                                 Current Carryover Writedown Interest Accrual                              $ -
                                 Writedown interest Paid                                                   $ -
                                 Ending Carryover Writedown Interest                                       $ -
                                 Interest Paid Per $1000                                                $ 5.65

        (ii) Class M2
                                 Pass-Through Rate                                                       7.67%
                                 Beginning Carryover Interest                                              $ -
                                 Current Interest Accrual                                          $ 57,500.28
                                 Current Carryover Interest Accrual                                        $ -
                                 Interest Paid                                                     $ 57,500.28
                                 Ending Carryover Balance                                                  $ -
                                 Beginning Carryover Writedown Interest                                    $ -
                                 Current Writedown Interest                                                $ -
                                 Current Carryover Writedown Interest Accrual                              $ -
                                 Writedown interest Paid                                                   $ -
                                 Ending Carryover Writedown Interest                                       $ -
                                 Interest Paid Per $1000                                                $ 6.39



        (iii)Class B1
                                 Pass-Through Rate                                                       8.50%
                                 Beginning Carryover Interest                                              $ -
                                 Current Interest Accrual                                          $ 60,576.67
                                 Current Carryover Interest Accrual                                        $ -
                                 Interest Paid                                                     $ 60,576.67
                                 Ending Carryover Balance                                                  $ -
                                 Beginning Carryover Writedown Interest                                    $ -
                                 Current Writedown Interest                                                $ -
                                 Current Carryover Writedown Interest Accrual                              $ -
                                 Writedown interest Paid                                                   $ -
                                 Ending Carryover Writedown Interest                                       $ -
                                 Interest Paid Per $1000                                                $ 7.08


        (iv) Class B2
                                 Pass-Through Rate                                                       8.50%
                                 Beginning Carryover Interest                                              $ -
                                 Current Interest Accrual                                          $ 57,389.17
                                 Current Carryover Interest Accrual                                        $ -
                                 Interest Paid                                                     $ 57,389.17
                                 Ending Carryover Balance                                                  $ -
                                 Beginning Carryover Writedown Interest                                    $ -
                                 Current Writedown Interest                                                $ -
                                 Current Carryover Writedown Interest Accrual                              $ -
                                 Writedown interest Paid                                                   $ -
                                 Ending Carryover Writedown Interest                                       $ -
                                 Interest Paid Per $1000                                                $ 7.08

    (C) Senior Certificates - Principal

        (i)  Class A-1
                                 Initial Certificate Balance                                     35,000,000.00
                                 Initial Certificate Percentage                                         19.44%
                                 Beginning Certificate Balance                                            0.00
                                 Current Principal Due                                                    0.00
                                 Current Principal Paid                                                   0.00
                                 Principal Shortfall Carryover For Current Period                         0.00
                                 Accelerated Principal Distribution                                       0.00
                                 Ending Certificate Balance                                               0.00
                                 Ending Pool Factor                                                      0.00%
                                 Principal Paid per $1000                                                 0.00
                                 Total Class Distribution                                                 0.00

        (ii) Class A-2
                                 Initial Certificate Balance                                     31,000,000.00
                                 Initial Certificate Percentage                                         17.22%
                                 Beginning Certificate Balance                                   21,945,829.24
                                 Current Principal Due                                              612,222.31
                                 Current Principal Paid                                             612,222.31
                                 Principal Shortfall Carryover For Current Period                         0.00
                                 Accelerated Principal Distribution                                       0.00
                                 Ending Certificate Balance                                      21,333,606.93
                                 Ending Pool Factor                                                     17.09%
                                 Principal Paid per $1000                                                27.90
                                 Total Class Distribution                                           612,222.31
        (iii)Class A-3

                                 Initial Certificate Balance                                     22,000,000.00
                                 Initial Certificate Percentage                                         12.22%
                                 Beginning Certificate Balance                                   20,685,330.52
                                 Current Principal Due                                              577,058.21
                                 Current Principal Paid                                             577,058.21
                                 Principal Shortfall Carryover For Current Period                         0.00
                                 Accelerated Principal Distribution                                       0.00
                                 Ending Certificate Balance                                      20,108,272.31
                                 Ending Pool Factor                                                     16.11%
                                 Principal Paid per $1000                                                27.90
                                 Total Class Distribution                                           577,058.21
        (iv) Class A-4

                                 Initial Certificate Balance                                     34,000,000.00
                                 Initial Certificate Percentage                                         18.89%
                                 Beginning Certificate Balance                                   31,968,238.07
                                 Current Principal Due                                              891,817.23
                                 Current Principal Paid                                             891,817.23
                                 Principal Shortfall Carryover For Current Period                         0.00
                                 Accelerated Principal Distribution                                       0.00
                                 Ending Certificate Balance                                      31,076,420.84
                                 Ending Pool Factor                                                     24.90%
                                 Principal Paid per $1000                                                27.90
                                 Total Class Distribution                                           891,817.23
        (vi) Class A-5

                                 Initial Certificate Balance                                     14,375,000.00
                                 Initial Certificate Percentage                                          7.98%
                                 Beginning Certificate Balance                                   13,515,983.00
                                 Current Principal Due                                              377,055.08
                                 Current Principal Paid                                             377,055.08
                                 Principal Shortfall Carryover For Current Period                         0.00
                                 Accelerated Principal Distribution                                       0.00
                                 Ending Certificate Balance                                      13,138,927.92
                                 Ending Pool Factor                                                     10.53%
                                 Principal Paid per $1000                                                27.90
                                 Total Class Distribution                                           377,055.08

    (D) Subordinate Certificates - Principal


        (i)  Class M1
                                 Initial Certificate Balance                                     13,503,000.00
                                 Initial Certificate Percentage                                          7.50%
                                 Beginning Certificate Balance                                   13,503,000.00
                                 Current Principal Due                                           13,503,000.00
                                 Current Principal Paid                                                   0.00
                                 Principal Shortfall Carryover For Current Period                         0.00
                                 Ending Certificate Balance- Excluding Writedowns                13,503,000.00
                                 Ending Pool Factor                                                     10.82%
                                 Principal Paid per $1000                                                 0.00
                                 Beginning Outstanding Writedown                                          0.00
                                 Current Writedown/Writeup                                                0.00
                                 Ending Certificate Balance- Including Writedowns                13,503,000.00
                                 Total Class Distribution                                                 0.00


        (iii)Class M2
                                 Initial Certificate Balance                                      9,002,000.00
                                 Initial Certificate Percentage                                          5.00%
                                 Beginning Certificate Balance                                    9,002,000.00
                                 Current Principal Due                                            9,002,000.00
                                 Current Principal Paid                                                   0.00
                                 Principal Shortfall Carryover For Current Period                         0.00
                                 Ending Certificate Balance- Excluding Writedowns                 9,002,000.00
                                 Ending Pool Factor                                                      7.21%
                                 Principal Paid per $1000                                                 0.00
                                 Beginning Outstanding Writedown                                          0.00
                                 Current Writedown/Writeup                                                0.00
                                 Ending Certificate Balance- Including Writedowns                 9,002,000.00
                                 Total Class Distribution                                                 0.00

        (iv) Class B1
                                 Initial Certificate Balance                                      8,552,000.00
                                 Initial Certificate Percentage                                          4.75%
                                 Beginning Certificate Balance                                    8,552,000.00
                                 Current Principal Due                                            8,552,000.00
                                 Current Principal Paid                                                   0.00
                                 Principal Shortfall Carryover For Current Period                         0.00
                                 Ending Certificate Balance- Excluding Writedowns                 8,552,000.00
                                 Ending Pool Factor                                                      6.85%
                                 Principal Paid per $1000                                                 0.00
                                 Beginning Outstanding Writedown                                          0.00
                                 Current Writedown/Writeup                                                0.00
                                 Ending Certificate Balance- Including Writedowns                 8,552,000.00
                                 Total Class Distribution                                                 0.00

        (iv) Class B2
                                 Initial Certificate Balance                                      8,102,000.00
                                 Initial Certificate Percentage                                          4.50%
                                 Beginning Certificate Balance                                    8,102,000.00
                                 Current Principal Due                                            8,102,000.00
                                 Current Principal Paid                                                   0.00
                                 Principal Shortfall Carryover For Current Period                         0.00
                                 Ending Certificate Balance- Excluding Writedowns                 8,102,000.00
                                 Ending Pool Factor                                                      6.49%
                                 Principal Paid per $1000                                                 0.00
                                 Beginning Outstanding Writedown                                          0.00
                                 Current Writedown/Writeup                                                0.00
                                 Ending Certificate Balance- Including Writedowns                 8,102,000.00
                                 Total Class Distribution                                                 0.00


    (E) Total Certificate Balances
                                                                       Beg of Period             End of Period
        (i)  Aggregate Balance of Certificates                       $ 127,274,380.83         $ 124,816,228.00
        (ii) Total Certificate Pool Factor                               72.5069678%               71.1065822%





VIIIDELINQUENCY INFORMATION
                                                                            Percent of                Percent of
    Delinquent Receivables at End of Due Period :   Scheduled Balance      Pool Balance       Units   Total Units
        30-59 Days Delinquent                        $ 10,305,161.48             8.26%         271         8.17%
        60-89 Days Delinquent                         $ 5,571,025.32             4.46%         145         4.37%
        90 Days or More Delinquent                   $ 15,183,780.07            12.16%         388        11.69%
        Homes Repossessed or Foreclosed Upon          $ 4,695,127.64             3.76%         117         3.53%




IX. REPURCHASED CONTRACTS

    (A) Repurchased Contracts -  Breach of Rep or Warranty
        (i)  Beginning Cumulative Repurchased Contracts since cutoff                              $ 423,376.19
        (ii) Number of Contracts repurchased this period                                                     -
        (iii)Repurchase Price of Contracts this period                                                     $ -
        (iv) Ending Cumulative Repurchased Contracts since cutoff                                 $ 423,376.19

    (B) Repurchased Contracts -  Delinquent Loans
        (i)  Beginning Cumulative Repurchased Contracts since cutoff                                       $ -
        (ii) Number of Contracts repurchased this period                                                     -
        (iii)Repurchase Price of Contracts this period                                                     $ -
        (iv) Ending Cumulative Repurchased Contracts since cutoff                                          $ -

X.  REPOSSESSION / LOSS INFORMATION
                                                                                        Units        Scheduled Balance
             Beginning Repossession Inventory                                            137     $ 5,445,003.15
             Repossessions Incurred                                                      38      $ 1,341,033.46
             Less Repurchase of Delinquent Loans                                          0                $ -
             Less Repossessions Sold                                                     58      $ 2,090,908.97
                                                                                     --------------------------
             Ending Repossession Inventory                                               117     $ 4,695,127.64

             Principal Balance of Repossessions Liquidated                                       $ 2,090,908.97
                  Liquidation Proceeds Attributable to Principal                                  $ 286,705.15
                                                                                                 --------------
                       Principal Loss on Liquidation of Repo                                     $ 1,804,203.82
             Reimbursement to Servicer for Liquidation Expense                                      $ 1,088.63
             Recoveries for Previously Liquidated Contracts                                        $ 18,843.88
                                                                                                 --------------
             Net Liquidation Loss (Realized Loss)                                                $ 1,786,448.57

        Recoveries
             Liquidation Proceeds Attributable to Interest                                         $ 70,226.40
             Liquidation Proceeds Attributable to Principal                                       $ 286,705.15
             Recoveries for Previously Liquidated Contracts                                        $ 18,843.88
                                                                                                 --------------
             Total Recoveries                                                                     $ 375,775.43
             Recovery Percentage of Principal Balance of Repossessions Liquidated                     18%






XI. TRIGGERS

        Has the Crossover Date Occurred?                                                 NO

             Where the Current Distribution Date of                                   06/15/02
             is greater than the Earliest Crossover Date of                          February 29, 2004
                                 And
             Subordinated Certificates Beginning Principal Balance of                16,654,000.00
             plus the Current Overcollateralization Amount of                                  0.00
             divided by the Current Beginning Pool Principal Balance of              127,274,380.83
                                                                                     --------------
             Equals                                                                    13.09%
                                                                                     ------------
                                 And is greater than the:
             Subordinated Initital Certificates Percentage of                          21.75%
             multiplied by the
             Percentage (as Percent of Initial Class Subordination Percentage)          175%
                                                                                     ------------
             Equals                                                                    38.06%
                                                                                     ------------




        Principal Distribution Tests:                                  Actual Ratio        Test Ratio    Result

                                                                     Over 60 Days Delinquent
                                                                     ----------------------------
             Current Mo                                                         20.39%
             1st Preceding Mo                                                   21.05%
             2nd Preceding Mo                                                   22.80%
             Average 60 Day Delinquency Ratio:                                  21.41%       5.00%        FAIL

                                                                     Over 30 Days Delinquent
                                                                     ----------------------------
             Current Mo                                                         28.65%
             1st Preceding Mo                                                   29.31%
             2nd Preceding Mo                                                   30.68%
             Average 30 Day Delinquency Ratio:                                  29.55%      7.00%        FAIL






                                                                                      Net Liquidation Losses
                                                    Ending Pool Bal                      (Realized Losses)
                                                    -----------------------------------------------------------
             Current Mo                               124,816,228.00                           1,786,448.57
             1st Preceding Mo                         127,274,380.83                          2,457,420.97
             2nd Preceding Mo                         130,441,982.79                           1,770,658.02
                                 ------------------------------------------------------------------------------
                                 Total                382,532,591.62                 6,014,527.56
                                 ------------------------------------------------------------------------------
                                 Divided by                        3
                                 ------------------------------------
                                 Average              127,510,863.87





             Sum of last 3 months of Losses                        6,014,527.56
             Divided by 3 month average of Pool Balance          127,510,863.87
             Annualized  (multiply by 4)                                      4
             Current Realized Loss Ratio:                                18.87%       2.75%     FAIL



             Beginning Cumulative Realized Losses                 23,611,827.15
             Net Liquidation Losses (Realized Losses)              1,786,448.57
                                                               ----------------
             Ending Cumulative Realized Losses                    25,398,275.72
             Divided by Initial Pool Principal Balance           180,036,224.65
             Cumulative Realized Loss Ratio:                             14.11%       7.00%     FAIL


             Should Principal Be Distributed to the Subordinated Certificates?                    NO







The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance